Second Quarter 2015 Earnings Conference Call and Webcast  August 4, 2015

Forward Looking Statements 1 This presentation contains forward-looking statements which reflect Northern Tier’s views and assumptions on the date of this press release regarding future events. The forward-looking statements contained herein include statements about, among other things, future: payment of distributions including the amount and timing thereof; comparability of 80% and 95% of our products to a 3-2-1 and 6-3-2-1 crack spread, respectively; Q3 2015 operating and capex guidance including total crude oil charge; total, other and heavy throughput including percentage of heavy crude oil throughput compared to total throughput; crude oil inventory; direct operating expenses; retail gallons sold through company-owned or franchise stores, fuel margin, merchandise sales, gross margin and direct operating expense; reserves, turnaround and related expenses; reserves for organic growth project expenditures; SG&A; depreciation & amortization; cash interest and current tax expenses; sustaining, regulatory and organic growth and other capital expenditures; and other matters. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” “attempt,” “appears,” “forecast,” “outlook,” “estimate,” “project,” “potential,” “may,” “will,” “are likely” or other similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate, and any and all of our forward-looking statements in this presentation may turn out to be inaccurate. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. These statements are subject to the general risks inherent in our business. These expectations may or may not be realized, and may be based upon assumptions or judgments that prove to be incorrect. In addition, our business and operations involve numerous risks and uncertainties, many of which are beyond our control, which could result in our expectations not being realized, or otherwise materially affect our financial condition, results of operations and cash flows. Other known, unknown or unpredictable factors could have material adverse effects on our future results. Additional information regarding such factors and our uncertainties, risks and assumptions are contained in our filings with the Securities and Exchange Commission. All forward-looking statements are only as of the date hereof, and we do not undertake any obligation to (and expressly disclaim any obligation to) update any forward looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events The presentation also includes non-GAAP measures. We believe that these non-GAAP financial measures provide useful information about our operating performance and should not be viewed in isolation or considered as alternatives to comparable GAAP measures. Our non-GAAP financial measures may also differ from similarly names measures used by other companies. See the disclosures included in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q for additional information on the non–GAAP measures used in this presentation and the Appendix to this presentation reconciliations to the most directly comparable GAAP measures. This presentation serves as a qualified notice to nominees and brokers as provided for under Treasury Regulation Section 1.1446-4(b). Please note that 100 percent of Northern Tier Energy LP’s distributions to foreign investors are attributable to income that is effectively connected with a United States trade or business. Accordingly, Northern Tier Energy LP’s distributions to foreign investors are subject to federal income tax withholding at the highest effective tax rate.

Q2 Financial Results Selected Balance Sheet & Cash Flow Data 2 Consolidated Financial Results 1See Appendix for reconciliations of Net Income to Adjusted Net Income, Net Income to Adjusted EBITDA, and Operating Income to Operating Income Adjusted for Special Items. 2Distributions are shown for the period in which they were generated.  The Q2 2015 distribution will be paid on  08/28/15 to unitholders of record on 08/17/15. ($ in millions, except per unit data) Q2 2015 Q2 2014 Net Income $128.9 $57.9 Adjusted Net Income1 90.7 61.4  Operating Income 139.3 65.6    Operating Income Adjusted for Special Items1 101.1 69.1   Adjusted EBITDA1 116.7 82.1 Q2 2015 Cash and Cash Equivalents $127.9 Total Debt (including capital leases) $360.7 Equity $502.7 Adjusted EBITDA (last twelve months) $485.9 Debt to LTM Adjusted EBITDA 0.74x Cash Flow from Operations $120.3 Cash Available for Distribution $111.3 Distribution per Common Unit2 $1.19 Balance Sheet & Cash Flow Data

Key Refining Performance Metrics 3 1 Gross margin data for Q2 2015 includes the impact of the lower of cost or market inventory adjustment which is depicted by dotted lines.  See Appendix for the components used in this calculation  (revenue, cost of sales, and lower of cost or market inventory adjustment).  2Typically, 80% of our products are comparable to a 3‐2‐1 crack spread, while 95% of our products are comparable to a 6‐3‐2‐1 crack spread.  3Direct operating expenses per barrel is calculated by dividing direct operating expenses by the total barrels of throughput for the respective periods presented.  Gross Margin1 ($ per throughput barrel) Group 3 Benchmark Crack Spread2 ($ per barrel) Direct Operating Expenses3 ($ per throughput barrel) Total Refinery Throughput (thousands of barrels per day)

Cash Available for Distribution Reconciliation For the three months ended  June 30, 2015 Net income $128.9 Adjustments: Interest expense 7.5 Income tax provision 2.9 Depreciation and amortization 10.8 EBITDA subtotal $150.1 Lower of cost or market inventory adjustment (38.2) Minnesota Pipe Line proportionate  depreciation expense 0.7 Turnaround and related expenses 1.2 Equity‐based compensation expense 2.9 Adjusted EBITDA $116.7 Cash interest expense (6.9) Current tax provision (1.0) Minnesota Pipe Line proportionate depreciation expense (0.7) Reduction in working capital reserve 25.0 Capital expenditures (14.3) Cash reserve for turnaround and related expenses (7.5) Cash available for distribution $111.3 ($ in millions) 4

Q3 2015 Operating and Capex Guidance 5 Q3 2015 Low High Refinery Statistics: Total crude oil charge (bpd) 96,000 98,000 Other throughput (bpd) ‐ 1,500 Total throughput (bpd) 96,000 99,500 Heavy crude oil throughput percentage of total throughput 26% 28% Crude oil inventory (mbbls) 1,900 2,100 Direct operating expense, excluding turnarounds ($/throughput bbl) $4.55 $5.05 Retail Statistics: Forecasted gallons (mm): Company‐owned stores 77 79 Franchise stores 34 36 Retail fuel margin ($/gallon) $0.21 $0.26 Merchandise sales ($ in mm) $95 $97 Merchandise gross margin (%) 26% 27% Direct operating expense ($ in mm) $34 $35 Other Guidance ($ in mm): Reserve for turnaround and related expenses $5 $10 Cash reserve for organic growth project expenditures $5 $10 SG&A $22 $24 Depreciation & amortization $11 $12 Cash interest expense $7 $8 Current tax expense $1 $3 Q3 2015 Full Year Capital Program ($ in mm): Sustaining and regulatory projects $ 12 $   36 Organic growth projects 12 34 Total planned capital expenditures $    24 $   70

APPENDIX

Adjusted EBITDA Reconciliation 7 2014 2015 Q1 Q2 Q3 Q4 Q1 Q2 Net Income $71.5 $57.9 $96.2 $16.0 $111.2 128.9 Adjustments: Interest Expense 6.2 6.2 6.7 7.5 7.5 7.5 Income Tax Provision (Benefit) 0.1 1.5 1.9 3.6 0.8 2.9 Depreciation and Amortization 9.9 10.2 10.7 11.1 10.8 10.8 EBITDA Subtotal $87.7 $75.8 $115.5 $38.2 $130.3 $150.1 Minnesota Pipe Line Proportionate Depreciation 0.7 0.7 0.7 0.8 0.7 0.7 Turnaround and Related Expenses 0.5 0.9 4.6 8.9 0.4 1.2 Equity‐based Compensation Expense 7.4 2.9 2.0 1.7 2.6 2.9 Lower of Cost or Market Inventory Adjustment ‐ ‐ ‐ 73.6 (10.8) (38.2) Reorganization and Related Costs 6.3 1.8 ‐ ‐ ‐ ‐ Adjusted EBITDA $102.6 $82.1 $122.8 $123.2 $123.2 $116.7

Adjusted Net Income & Adjusted Earnings  per Unit Reconciliation 8 ($ in millions, except per unit data) 1Includes  accelerated equity based compensation vesting in addition to other reorganization and related costs 2Weighted average number of shares outstanding assumes no changes related to accelerated vesting equity based compensation Q2 2015 Q2 2014 Net Income $128.9 $57.9 Adjusted for Special Items: Lower of Cost or Market Inventory Adjustment (38.2) ‐ Reorganization and Related Costs1 ‐ 3.5 Adjusted Net Income $90.7 $61.4 Earnings per Unit, Basic and Diluted: Actual $1.39 $0.62 Adjusted $0.98 $0.66 Weighted Average Number of Units Outstanding (mm)2: 92.8 92.5

Operating Income Reconciliation 9 ($ in millions) Q2 2015 Q2 2014 Operating Income $139.3 $65.6 Adjusted for Special Items: Lower of Cost or Market Inventory Adjustment (38.2) ‐ Reorganization and Related Costs ‐ 3.5 Operating Income Adjusted for Special Items $101.1 $69.1

Refining Operating Information Per Barrel of  Throughput Reconciliation 10 Q2 2015 Q2 2014 Refinery Gross Margin per Barrel of Throughput Refinery Revenue $839.8 $1,486.7 Refinery Costs of Sales 641.9 1,359.5 Refinery Gross Margin $197.9 $127.2 Lower of Cost or Market Inventory Adjustment (37.2) ‐ Adjusted Refinery Gross Margin $160.7 $127.2 Total Refinery Throughput (mmbbls) 9.0 8.5 Refinery Gross Margin per Barrel of Throughput ($/bbl) $21.98 $15.03 Adjusted Refinery Gross Margin per Barrel of Throughput ($/bbl) $17.85 $15.03 Refinery Direct Operating Expense per Barrel of Throughput Refinery Direct Operating Expense $43.2 $35.3 Total Refinery Throughput (mmbbls) 9.0 8.5 Refinery Direct Operating Expense per Barrel of Throughput ($/bbl) $4.80 $4.17 ($ in millions, unless otherwise indicated)